UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2013

Western Asset Municipal Defined Opportunity Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-22265	35-2354902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Eighth Avenue, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 777-0102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Western Asset Municipal Defined Opportunity Trust Inc.
CURRENT REPORT ON FORM 8-K

Item 7.01              Regulation FD Disclosure.

On January 25, 2013, Western Asset Municipal Defined Opportunity Trust Fund Inc. (the “Fund”) issued a press release, the text of which is attached hereto as Exhibit 99.1, stating that the Boards of Directors of certain closed-end funds advised by Legg Mason Partners Fund Advisors, LLC have appointed Eileen Kamerick as a member of the Board of Directors of each respective closed-end fund, effective February 1, 2013.

The information disclosed under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number

99.1	Press Release of the Fund, dated January 25, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Municipal Defined Opportunity Trust Inc.
(Registrant)

Date:	January 28, 2013
/s/ George P. Hoyt
(Signature)

Name: George P. Hoyt
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Press release of the Fund, dated January 25, 2013.